CONTINGENTLY REDEEMABLE CONVERTIBLE PREFERRED SHARES	12 Months Ended
Dec. 31, 2011
CONTINGENTLY REDEEMABLE CONVERTIBLE PREFERRED SHARES
19.	CONTINGENTLY REDEEMABLE CONVERTIBLE PREFERRED SHARES

In April 2008, OMS issued an aggregate of 53,070 Series A contingently redeemable convertible preferred shares (“Series A Preferred Shares”) to Carlyle and CICC Sun Company Limited (“CICC”) for total cash proceeds of US$10,000, each investor subscribing for US$5,000. As discussed in note 17, the aggregate principal and accrued and unpaid interest relating to the Tranche A Convertible Notes were converted into 28,882 Series A Preferred Shares on April 10, 2008 and all the principal and accrued and unpaid interest relating to the Tranche B Convertible Notes were converted into 87,425 Series A Preferred Shares on July 31, 2008.

Concurrent with the issuance of the Series A Preferred Shares, one of the Company’s major shareholders transferred additional Series A Preferred Shares to CICC in return for services rendered relating to the placement of Series A Preferred Shares and the Tranche B Convertible Notes. The total additional shares to be transferred represented 1.3% of the then if-converted outstanding ordinary shares. This transfer agreement was settled on June 18, 2008. The Company agreed that a relative of a director of the Company shall transfer 756,500 of her own holdings of the Company’s ordinary shares, which were redesignated as Series A Preferred Shares, and issued to CICC.

In October 2008, the Company issued an aggregate of 233,332 Series B contingently redeemable convertible preferred shares (the “Series B Preferred Shares”) to Carlyle, Starr Investments Cayman II, Inc. (“Starr”), and CICC for cash consideration of US$25,000, US$25,000 and US$10,000, respectively.

The key terms of the Series A Preferred Shares and the Series B Preferred Shares (collectively the “Preferred Shares”) summarized below are defined in the Amended and Restated Shareholders’ Agreement and the Company’s Second Amended and Restated Memorandum and Articles of Association adopted by special resolution passed on October 20, 2008, signed among the Company, Carlyle, Starr and CICC.

Voting rights

The holder of each Preferred Share shall be entitled to the number of votes equal to the number of ordinary shares into which such Preferred Share could be converted.

Dividends

A qualified initial public offering (“QIPO”) is defined as a firm-commitment underwritten IPO led by the Board, yielding a valuation of the Company of not less than US$450,000 immediately prior to the consummation of such IPO, or any other IPO approved by holders of at least 70% of the then outstanding Series B Preferred Shares.

Each holder of Preferred Shares shall be entitled to receive a dividend on an annual basis, in respect of each Preferred Share, of an amount equal to the higher of: (a) the product of the number of ordinary shares into which such Preferred Share may then be converted multiplied by the dividend per ordinary share declared on the ordinary shares; or (b) the product of the original issuance price of each Preferred Share multiplied by 5%. Dividends are payable annually on April 30 in the following financial year.

Liquidation Preference

In the event of any liquidation, dissolution or winding up of the Company, each holder of Preferred Shares shall be entitled to receive, prior to and in preference to any distribution of any of the assets or surplus funds of the Company to the holders of the ordinary shares, the amount equal to the sum of 150% times the original price of each Preferred Share plus all accrued but unpaid dividends thereon and all interest accrued on such unpaid dividends, taking into account adjustments for share splits, share dividends, recapitalizations, share consolidations and other capital reorganizations (“Liquidation Preference”).

Conversion

Each Preferred Share shall be convertible, at the option of the holder at any time into a number of fully paid and non-assessable ordinary shares at an initial conversion ratio of 1:100 (the “Conversion Ratio”), subject to adjustments for anti-dilution, as follows:

(i)	if there was a share split or reverse share split, the conversion price should be adjusted proportionally;

(ii)	if new equity or equity-linked securities (either ordinary or preferred shares, but not including securities issued to employees pursuant to employee benefit plans) were subsequently issued at a lower price than the then-Conversion Price of any class of Preferred Shares, the Conversion Price of such Preferred Shares shall be adjusted to the price of the newly issued shares.

All Preferred Shares outstanding immediately prior to the closing of the QIPO shall, on and with effect from the closing of the QIPO, be automatically converted into ordinary shares at the then Conversion Ratio.

Redemption

Upon the occurrence of any Put Trigger Event as defined below, each holder of Preferred Shares shall have the right to require the Company to purchase all the Preferred Shares held by the Preferred Shareholders at a rate of return of 12.5%.

“Put Trigger Event” means any of the following:

(i)	the Company has not completed a qualified initial public offering by the third anniversary of the closing date of the subscription of the Series B Preferred Shares;

(ii)	any of certain key directors has resigned from the Company and its subsidiaries, which resignation, in the sole determination of a majority of the Investors, has resulted in or would be likely to result in, a material adverse effect; or

(iii)	the Company or any of its Subsidiaries has breached or failed to be in compliance with any applicable laws that has had or would be reasonably likely to have, a material adverse effect.

Earning adjustments

If the Group’s 2008 adjusted net income (pro forma adjusted net income including 2008 net income of China Medstar for the whole year) falls below US$21,430 or if the Group’s 2009 adjusted net income falls below US$34,000, the controlling shareholders shall transfer a number of ordinary shares and cash to the Series A Preferred shareholders and Series B preferred shareholders, to a maximum of approximately 198,200,000 ordinary shares as well as pay cash to the Preferred shareholders to a maximum of US$18,000. The Company has no legal obligation to indemnify the controlling shareholders for such cash payment. The above earnings adjustments automatically terminate upon occurrence of a QIPO.

Accounting for the contingently redeemable convertible preferred shares

The Preferred Shares have been classified as mezzanine equity because their redemption is contingent on certain events which are not within the control of the Company. The initial carrying value of the preferred shares is accreted using the effective interest method to the redemption amount over the earliest redemption date.

The initial carrying value of the Preferred Shares is the issuance price at their respective issuance dates less the attributable issuance costs. The Company evaluated the Preferred Shares to determine if there were any embedded derivatives requiring bifurcation and to determine if there was any beneficial conversion feature. The Company determined that the conversion option of the Preference Shares did not qualify for the scope exception of ASC 815-10-15-74, Derivatives and Hedging, Overall, Scope and Scope Exceptions, General, because the conversion price may be adjusted if the Company’s ordinary or preference shares are subsequently issued at a lower price than the original conversion price. However, the conversion option of the Preferred Shares did not qualify for derivative accounting because the Preferred Shares are not readily convertible into cash as there is not a market mechanism in place for trading its shares. The redemption option of the Preferred Shares did not qualify for derivative accounting because the option was not considered to require a principle repayment involving a substantial premium or discount. The liquidation, preference of Series A Preferred Shares that may be triggered if the company is placed in liquidation, dissolution or winding up was evaluated to be an embedded derivative to be bifurcated. As at December 31, 2008, the Company has assessed the value of this embedded derivative to be insignificant.

A beneficial conversion feature exists when the effective conversion price of the Preferred Shares is lower than the fair value of the ordinary shares at April 2, 2009 and July 31, 2009 for the Series A Preferred Shares and October 17, 2008 for the Series B Preferred Shares. The intrinsic value of the beneficial conversion feature is allocated from the carrying value of the Preferred Shares as a contribution to additional paid-in-capital. Since the conversion price of the Preferred Shares is subject to additional Preferred Shares from the Earnings Adjustments, the effective conversion price used to calculate the beneficial conversion feature is determined at the commitment date as the most favorable conversion price that would be in effect at the conversion date, assuming there are no changes to the current circumstances except for the passage of time.

The Company determined the fair value of ordinary shares based on valuations performed with assistance from American Appraisal. In accordance with ASC subtopic 470-20, Debt, Debt with Conversion and Other Options, if the intrinsic value of the beneficial conversion feature is greater than the proceeds allocated to the Preferred Shares, the amount of discount assigned to the beneficial conversion feature is limited to the amount of the proceeds allocated to the Preferred Shares. The cumulative preferred dividends were recorded as a reduction of income available to ordinary shareholders.

The discount resulting from the beneficial conversion feature to the Preferred Shares is then accreted to the earliest conversion date. For the year ended December 31, 2008, total beneficial conversion feature recorded for the Series A and Series B Preferred Shares was RMB253,317 and RMB295,019, respectively, which was immediately accreted at the issuance date.

An accretion charge to increase the carrying value of the Preferred Shares to their expected redemption amount is recorded as a reduction to retained earnings from the date of issuance to the earliest redemption date of the Preferred Shares using the effective interest method. The redemption amount for the Preferred Shares provides the shareholder with a 12.5% compounded annual return on the original subscription price or converted value, of which 5% is payable as a fixed dividend. For the year ended December 31, 2008, accretion recorded to the expected redemption amount of the Series A and Series B Preferred Shares amounted to RMB17,026 and RMB9,744, of which RMB6,801 and RMB3,987 was recorded as dividend payable, respectively. Similarly, for the year ended December 31, 2009, accretion recorded to the expected redemption amount for the Series A and Series B Preferred Shares amounted to RMB30,050 and RMB48,359. On November 17, 2009, the Company declared dividends that amounted to an aggregate of approximately RMB10,867 payable to shareholders of the Series A and Series B contingently redeemable convertible preferred shares. Such dividends were paid in cash on November 27, 2009.

The balance and changes in balance of the Series A Preferred Shares and Series B Preferred Shares are as follows:

	Series A	Series B	Total
	RMB	RMB	RMB

Mezzanine equity—Balance as at January 1, 2009	254,358	411,101	665,459
Dividend payable—Balance as at January 1, 2009	6,801	3,987	10,788

Accretion of 5% fixed dividend	11,584	19,464	31,048
Accretion to the redemption amount	18,466	28,895	47,361
Preference share dividend paid	(4,776)	(6,091)	(10,867)
Conversion to ordinary shares immediately upon the completion of initial public offering	(286,433)	(457,356)	(743,789)
Total	-	-	-
Mezzanine equity—Balance as at December 31, 2009, 2010 and 2011	-	-	-
Dividend payable—Balance as at December 31, 2009, 2010 and 2011	-	-	-